UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

VERTEX ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VERTEX ENERGY, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for a Special Meeting of Stockholders
	DATE:	January 20, 2022
	TIME:	10:00 a.m. Houston time
	LOCATION:	1331 Gemini, Suite 250, Houston, Texas 77058
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/VTNR and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.
This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/vtnr

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before January 6, 2022.

you may enter your voting instructions at https://www.iproxydirect.com/vtnr until 11:59 pm eastern time January 19, 2022.

The purposes of this meeting are as follows:

1.     To approve the issuance of shares of our common stock issuable upon the conversion of our $155 million aggregate principal amount at maturity 6.25% Convertible Senior Notes due 2027 (the “Convertible Senior Notes”), in accordance with Nasdaq Listing Rules 5635(a) and (d) (the “Convertible Note Share Issuance Proposal”), pursuant to the terms of the Indenture setting forth the rights of such Convertible Senior Notes, and as described in greater detail in the proxy statement; and

2.     To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal above (the “Adjournment Proposal”).

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Special Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on December 6, 2021 as the record date for the determination of stockholders entitled to receive notice of the Special Meeting and to vote the shares of our common stock and preferred stock, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.
Please note - This is not a Proxy Card - you cannot vote by returning this card

Vertex Energy, Inc.	FIRST-CLASS MAIL
SHAREHOLDER SERVICES	US POSTAGE
1 Glenwood Avenue Suite 1001	PAID
Raleigh NC 27603	RALEIGH NC
PERMIT # 870

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important